Exhibit 99.1

Welcome Investors November 20, 2019 draft 11/13/2019 2:50pm

2 Nasdaq: UFPT Safe Harbor Statement This presentation contains forward - looking information that involves risks and uncertainties, including statements about the Company’s prospects, anticipated advantages the Company expects to realize from its acquisition strategies, the Company’s financial performance, targets and goals, participation in multiple markets, its engineering and product development resource s, the Company’s business opportunities, the Company’s growth potential and strategies for growth, and statements about customer demand. Investors are cautioned that such forward - looking statements are not guarantees of future performance and involve risks and uncertainties, including without limitation risks associated with the identification of suitable acquisition candidates and t he successful, efficient execution of acquisition transactions and integration of any such acquisition candidates, economic conditions that affect sales of the products of the Company’s customers, the ability of the Company to obtain new customers, the ability of the Company to fulfill its obligations on long - term contracts and to retain current customers, the Company’s abil ity to adapt to changing market needs and other factors as well as other risks and uncertainties that are detailed in the documen ts filed by the Company with the SEC. Accordingly, actual results may differ materially. The risks and uncertainties included above are not exhaustive. Readers are referred to the documents filed by the Company with the SEC, specifically the last reports on Forms 10 - K and 10 - Q. This presentation is provided as part of an oral presentation and is qualified by such. The forward - looking statements contained herein speak only of the Company’s expectations as of the date of this presentation. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statement to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any such statement is based.

3 Nasdaq: UFPT Who We Are UFP Technologies is an innovative designer and customer manufacturer of components, subassemblies, products and packaging primarily for the medical market. Headquarters: Newburyport, MA Ticker: UFPT Market cap: ~$323 million (1) Share count: 7.4 million 2018 Annual revenue: $190 million Established in 1963 Public since 1993 1,100 employees / temps 9 manufacturing facilities and 2 design centers in the U.S. (1) as of November 11, 2019

4 Nasdaq: UFPT What We Do We combine our: • Materials expertise • Design engineering capabilities • Precision manufacturing capabilities to help our customers develop, improve, manufacture, or safely transport their products.

5 Nasdaq: UFPT Development Process Customer Challenge Customer Challenge 85% of new projects generated from current customers and referrals

6 Nasdaq: UFPT Customer Challenge Design & Development Design & Development • 90 + members in Engineering Group • Materials expertise • Vendor partnerships Development Process

7 Nasdaq: UFPT Prototype Prototype Customer Challenge Design & Development • Quick turnaround • Laser sample cutting • 3D printing Development Process

8 Nasdaq: UFPT Tooling Prototype Customer Challenge Design & Development Tooling • In house – 4 tooling centers • Offshore, low - cost tooling option • Rapid response for design enhancements • Key to close tolerances Development Process

9 Nasdaq: UFPT Custom Equipment Prototype Customer Challenge Design & Development Tooling Custom Equipment • Two in - house equipment design centers • 3 rd party vendor relationships • Automation Development Process

10 Nasdaq: UFPT Prototype Customer Challenge Design & Development Tooling Quality Systems Custom Equipment Quality Systems • Customized quality test equipment • Extensive certifications ▪ ISO 9001 Quality Management ▪ ISO 13485 Medical Device ▪ FDA Registration ▪ ISO 14001 Environmental ▪ ISO/TS 16949 Automotive ▪ AS9100D Aerospace Development Process

11 Nasdaq: UFPT Prototype Customer Challenge Design & Development Tooling Quality Systems Custom Equipment Pilot Manufacturing Pilot Manufacturing • Validation • Risk management Development Process

12 Nasdaq: UFPT Prototype Customer Challenge Design & Development Tooling Quality Systems Custom Equipment Pilot Manufacturing Commercial Production Commercial Production • High volume • Continuous improvement • In - line inspection and test Development Process

13 Nasdaq: UFPT Product Development Business Benefits Product Development Business High Margin Long Term Manufacturing Stronger Customer Relationships Added Expertise

14 Nasdaq: UFPT Growth Strategy Two - pronged: 1) Internal growth: market to our sweet spot 2) Strategic acquisitions

Internal Growth Strategy

UFP TECHNOLOGIES

Nasdaq: UFPT



Six Target Markets
2019 YTD Revenue Mix



64%
11%
9%
4%
5%
7%

Medical
- Infection prevention
- Orthopedic implant packaging
- Orthopedic soft braces
- Advanced wound care
- Sterile packaging
- Surgical instrument protection
- Biopharma

Automotive
- Interior trim & structural
- Acoustic/thermal insulation
- Weight reduction





Consumer
- Foam and fiber packaging
- Personal comfort & protection

Electronics
- Packaging
- Protection





Aerospace & Defense
- Uniform and tactical gear
- Tools & equipment protection
- Thermal insulation

Industrial
- Filtration
- Acoustic insulation



15

16 Nasdaq: UFPT Medical $425 billion Global Medical Device Market with a 5.4% CAGR 1 » UFP expertise in component solutions for orthopedics, infection prevention, wound care, and minimally invasive surgery » Customers include 24 of the top 28 largest medical device manufacturers in the world 2 UFP Differentiation • Exclusive or semi - exclusive access to medical grade materials • Medical device engineering team • Clean room manufacturing • Medical platform • Customer relationships • FDA - approved plants • Multiple locations • Advanced quality systems • Design and manufacture of custom equipment 1. 2018 Medical Device Industry Revenue. “Medical Devices Market Size, Share and Global Trend By Type and Geography Till 2025” – Fo rtune Business Insights 2. Medical Product Outsourcing Magazine - 2018

17 Nasdaq: UFPT Medical Product Examples Medical

Automotive

UFP TECHNOLOGIES
Nasdaq: UFPT

17 Million Light Vehicles Manufactured in the US[1]

- UFP Innovations such as FirmaLite® load floors and HPAM™ acoustic insulation align with current trends in lightweighting for SUVs and trucks as well as interior cabin noise reduction in electric vehicles.
- Our components are present on many of the world's leading automotive brands including GM, Ford, FCA, Mercedes Benz, BMW, Nissan, and Subaru.

UFP Differentiation

- Design engineering expertise
- Precision compression molding
- Material expertise
- Large format die cutting
- Product & material diversity

1. 2018, IHS Market

18

19 Nasdaq: UFPT Automotive Product Examples Automotive

20 Nasdaq: UFPT Aerospace & Defense Aircraft Volumes Expected to Double by 2037 1 While Defense Opportunities Lie in Long - term R&D » UFP expertise in comfort & safety components, acoustic insulation, thermal insulation, engine components, uniforms & tactical gear, cases and inserts UFP Differentiation • Materials and design expertise • Strategic manufacturing locations • Dedicated engineering • Difficult - to - laminate composites • AS9100 / Boeing qualified supplier 1. Boeing Commercial Market Outlook 2018 - 2037

21 Nasdaq: UFPT Aerospace & Defense Product Examples Aerospace & Defense

22 Nasdaq: UFPT Why Invest? • Significant market growth opportunities • Barriers to entry • Strong customer relationships • Experienced management team • Proven growth strategy • Attractive financial metrics

23 Nasdaq: UFPT Why is UFP an exciting investment? Significant market growth opportunities » Addressable markets are growing • Medical – aging population • Aerospace – safer, lighter aircraft » Device development business seeding growth » Universe of specialty materials growing

24 Nasdaq: UFPT Barriers to Entry Engineering Resources • Veteran engineering team for product design and development; more than 90 members of the engineering group Greater Access to Materials • Offers broad array of materials to meet customer needs • 50 + years in business and strong supplier relationships • Exclusive access to several specialty medical grade materials Scale • National footprint – competition is generally smaller companies that have limited resources and access to materials Systems • Advanced systems (extensive quality certifications) • In addition to existing equipment, engineers will design product specific innovations in order to meet customer needs Intellectual Property • 20 patents relating to foam, packaging, tool control, radio frequency welding, automotive super - forming processes, and other products Custom Equipment • In - house custom equipment manufacturing capabilities

25 Nasdaq: UFPT National Footprint Gain Efficiencies Asset utilization Sharing best practices Sharing resources 9 Manufacturing Facilities Over 1 million square feet of space 25

26 Nasdaq: UFPT Management Team R. Jeffrey Bailly – Chairman, CEO & President 31 - year history at the company, beginning as an operations manager in 1988; MBA, CPA. Ronald Lataille – CFO, Sr. VP & Treasurer 21 - year history at the company; CPA. Mitchell Rock – SVP, Sales & Marketing 21 - year history at the company. Chris Litterio – SVP, Human Resources & General Counsel Former Managing Partner and head of employment law at a major Boston law firm. David Smith – SVP, Operations Joined the company in August 2013 after spending 25 years in various capacities at Rogers Corp., including as VP and General Manager of their $180 million high - performance foam division. Daniel Shaw – VP, R&D 30 - year history at the company.

Proven Growth Strategy Creating Shareholder Value

28 Nasdaq: UFPT Organic Growth Opportunity Organic Growth (Target of 5% - 7%) • Focus on higher - growth markets (Medical – approximately 64% of revenue and growing) • Expand business with existing customers o Offer complementary products and services o Additional value - add services • Gain market share with competitive advantage o Engineering resources o Access to materials o Scale (footprint, clean room manufacturing) o Systems o Intellectual property

29 Nasdaq: UFPT Acquisition Growth Opportunity Acquisition Growth (Target of 5% - 7%) Very fragmented market • No single company controls a large percentage of the market (UFP is one of the largest players) • 500 + companies (potential targets) • Many owner / operators at or near retirement age • Reputation for seamless integration Experienced and disciplined management team 11 acquisitions completed

30 Nasdaq: UFPT Acquisitive Growth Strategy Continue to Focus on Higher - Growth, Higher - Margin Medical Opportunities that Create Value • Become more valuable to our customers • Strategic focus – new capability, geography, market penetration, materials, products • Add scale / market share • Look for synergistic opportunities outside of foam fabricators Goal is for acquisitions to be accretive within the first year.

31 Nasdaq: UFPT Dielectrics Acquisition » Revenue $43 million » 100% medical » Single location in Chicopee, Massachusetts » Great cultural and strategic fit » Instantly accretive to earnings » Makes UFP more valuable to medical customers

FINANCIAL REVIEW Revenue Growth, Margin Expansion & Strong Financial Profile

33 Nasdaq: UFPT Financial Targets 10% - 14% Revenue Growth 11% - 13% Operating Margin 27% - 28% Gross Margin 3 to 5 Year Financial Targets

34 Nasdaq: UFPT Revenue 10% to 14% Targeted Revenue Growth Internal Growth + Acquisitions 0 20 40 60 80 100 120 140 160 180 200 2014 2015 2016 2017 2018 3Q18 TTM 3Q19 TTM $ Millions

35 Nasdaq: UFPT Revenue Mix Shift 0 20,000 40,000 60,000 80,000 100,000 120,000 140,000 Medical Consumer Automotive Aerospace & Defense Electronics Industrial 2014 2015 2016 2017 2018 9 Mos 2019 (Annualized) Revenue Mix Shift 2014 to September 2019 Medical mix increased from 36% to 64%

36 Nasdaq: UFPT Gross Profit Margin Gross Margin Target – 27% to 28% Operating Leverage from Mix Shift + Acquisition synergies + Efficiencies 27 - 28%Target 10.0% 15.0% 20.0% 25.0% 30.0% 2014 2015 2016 2017 2018 TTM 3Q18 TTM 3Q19

37 Nasdaq: UFPT Adjusted* Operating Margin Target: 11 - 13% Operating leverage from mix shift + acquisition synergies + efficiencies 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 2014 2015 2016 2017 2018 3Q18 TTM 3Q19 TTM * Adjusted Operating Income is a non - GAAP term. A reconciliation to GAAP is provided in the Appendix

38 Nasdaq: UFPT Growing Book Value Book Value EPS $1.59 $1.05 $1.05 $1.10 $1.26 $1.93 $2.46 $10.00 $12.00 $14.00 $16.00 $18.00 $20.00 $22.00 2013 2014 2015 2016 2017 2018 Q3 19 TTM BV/ Share EPS

Thank you.

40 Nasdaq: UFPT Appendix Reconciliation of Non - GAAP Results (in Millions) 2014 2015 2016 2017 2018 3Q18 TTM 3Q19 TTM Revenue, As Reported $ 139.3 $ 138.9 $ 146.1 $ 147.8 $ 190.5 $ 177.0 $ 198.8 Operating Income, as reported 11.6 11.7 12.2 11.7 19.6 16.2 23.5 Add: Acquisition/ Restructuring related Costs 1.6 1.8 0.4 0.1 1.1 1.0 - Less: Material overcharge Settlement - - (2.1) (0.1) (0.1) (0.1) - Less: Gain on Sale of fixed assets (0.1) - - - - - - Adjusted Operating Income $ 13.1 $ 13.5 $ 10.5 $ 11.7 $ 20.6 $ 17.1 $ 23.5 Adjusted Operating Margin 9.4% 9.7% 7.2% 7.9% 10.8% 9.7% 11.8%